--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                             ----------------------

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report: June 27, 2005 (Date of earliest event reported: June 24, 2005)


                             ----------------------

                               MUZAK HOLDINGS LLC
            (Exact Name of Registrants as Specified in their charter)

                             ----------------------


               DELAWARE                  333-78571-02               04-3433730
   (State or Other Jurisdiction       (Commission File          (I.R.S. Employer
 of Incorporation or Organization)         Number)           Identification No.)


                               3318 LAKEMONT BLVD.
                               FORT MILL, SC 29708
          (Address of Principal Executive Offices, including Zip Code)

                                 (803) 396-3000
                     (Telephone Number including Area Code)

                                       N/A
          (Former Name or Former address, if Changed Since Last Report)

                             ----------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 2.05         Costs Associated with Exit or Disposal Activities

                  On June 27, 2005, Muzak Holdings LLC announced that it is implementing a revised business plan in order to achieve more moderate growth levels. A copy of the press release is furnished with this report as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.




Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Press Release issued by Muzak Holdings LLC dated June 27, 2005







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    June 27, 2005

Muzak Holdings LLC



By:      /S/ Stephen P. Villa
         --------------------
Name:    Stephen P. Villa
Title:   Chief Financial Officer,
         Chief Operating Officer



                                       2